UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2016

NATHAN’S FAMOUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35962	11-3166443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York		11753
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 338-8500

xxx
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described below under Item 5.07 – Submission of Matters to a Vote of Security Holders, at the Nathan’s Famous, Inc. (the “Company”) Annual Meeting of Stockholders held on September 14, 2016, the Company’s stockholders, approved the Nathan’s Famous, Inc. Code Section 162(m) Bonus Plan (the “162(m) Bonus Plan”). The 162(m) Bonus Plan is an annual bonus plan designed to provide certain executive officers of the Company with inventive compensation based upon the achievement of pre-established performance goals. The initial performance period for the 162(m) Bonus Plan shall be the twelve month period coincident with the Company’s 2018 fiscal year beginning March 27, 2017 and ending March 25, 2018. Subsequent performance periods may be established under the 162(m) Bonus Plan and the 162(m) Bonus Plan will continue in effect until the Company terminates it or stockholder approval is again required for the 162(m) Bonus Plan to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2016, the Company held its annual meeting of stockholders. At the annual meeting, stockholders of the Company voted on the matters set forth below. Each outstanding common share as of the record date was entitled to one vote on the proposals voted on at the meeting.

1.       The proposal to elect eight directors was approved based upon the following votes:

Name	For	Withheld	Broker Non-Votes
Robert J. Eide	2,344,396	541,356	814,566
Eric Gatoff	2,387,940	497,812	814,566
Brian S. Genson	2,357,503	528,249	814,566
Barry Leistner	2,363,006	522,746	814,566
Howard M. Lorber	2,214,435	671,317	814,566
Wayne Norbitz	2,362,320	523,432	814,566
A.F. Petrocelli	2,235,339	650,413	814,566
Charles Raich	2,259,397	626,355	814,556

2.       The proposal to approve the Nathan’s Famous, Inc. Fiscal 2017 Management Incentive Plan was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
2,824,790	58,375	2,587	814,566

3.       The proposal to approve the Section 162(m) Bonus Plan was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
2,822,606	60,269	2,877	814,566

 4.       The proposal to ratify the appointment of Grant Thornton LLP as the Company’s auditors for fiscal year 2017 was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
3,682,471	16,740	1,107	0

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 99.1 – Nathan’s Famous, Inc. Code Section 162(m) Bonus Plan (Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14-A filed on July 28, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2016	NATHAN’S FAMOUS, INC.

	By:	/s/ Ronald DeVos
		Name:	Ronald DeVos
		Title:	Vice President Finance and Chief Financial Officer (Principal Financial Officer and Accounting Officer)